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EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Annual Report of Collective Brands, Inc. (the “Company”) on Form 10-K for the period ending February 2, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ullrich E. Porzig, Senior Vice President — Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 1, 2008

/s/ Ullrich E. Porzig
Ullrich E. Porzig
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)